[SEAL]    SECRETARY OF THE STATE OF CONNECTICUT
MAILING ADDRESS: COMMERCIAL RECORDING DIVISION, CONNECTICUT SECRETARY OF THE STATE, P. O. BOX 150740, HARTFORD, CT 06115-0470
DELIVERY ADDRESS: COMMERCIAL RECORDING DIVISION, CONNECTICUT SECRETARY OF THE STATE 30 TRINITY STREET, HARTFORD, CT 06106
PHONE: 860-509-6003            WEBSITE: www,concord-sots.ct.gov

CERTIFICATE OF AMENDMENT

STOCK CORPORATION
FILING #006198523 PG 01 OF 03 VOL B-02458
USE INK COMPLETE ALL SECTIONS PRINT OR TYPE ATTACH         FILED 6/12/2018 09:00 AM PAGE 00373
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

FILING PARTY (CONFIRMATION WILL BE SENT TO THIS A

NAME: Hartford Life Insurance Company	MAKE CHECKS PAYABLE TO 'SECRETARY
ADDRESS: 1 Griffin Road North	OF THE STATE'

CITY: Windsor
STATE: CT ZIP: 06095

1. NAME OF CORPORATION
Hartford Life Insurance Company

2. THE CERTIFICATE OF INCORPORATION IS (CHECK A,B OR C)
[X] A. AMENDED
[ ] B. RESTATED
[ ] C. AMENDED AND RESTATED
THE RESTATED CERTIFICATE CONSOLIDATES ALL AMENDMENTS TO A SINGLE DOCUMENT

3. CHECK 3A OR 3B OR BOTH, AS APPROPRIATE.
[X] 3A. TEXT OF EACH AMENDMENT/RESTATEMENT:

PLEASE SEE ATTACHED DOCUMENTS.

PAGE 1 OF 2                                    FORM CAS-1-1.0
REV. 10/2014

[ ] 3B. ELECTION OF BENEFIT CORPORATION STATUS (Must check Box 3B if electing Benefit Corporation Status.)

The Corporation elects to be a Benefit Corporation. In addition to the stated purposes for which the corporation is formed, the Corporation shall also have the purpose to create a general public benefit as defined in the Connecticut Benefit Corporation Act. (NOTE: If the Benefit Corporation adopts one or more specific public benefits in addition to the required general public benefit, then the corporation must set forth the specific public benefit(s) in Box 3A, "TEXT OF EACH AMENDMENT/RESTATEMENT", above. If so, then BOTH Box 3A and 3B should be checked on the form.]

4. VOTE INFORMATION (SELECT A,B,C OR D):

[X] A. THE AMENDMENT WAS APPROVED BY SHAREHOLDEERS IN THE MANNER REQUIRED BY SECTIONS 33-600 OF THE CONNECTICUT GENERAL STATUTES, AND BY THE CERTIFICATE OF INCORPORATION

[ ] B. THE AMENDMENT WAS APPROVED Y THE INCORPORATORS.
NO SHAREHOLDER APPROVAL WAS REQUIRED.

[ ] C. THE AMENDMENT WAS APPROVED BY THE BOARD OF DIRECTORS.
NO SHAREHOLDER APPROVAL WAS REQUIRED.

[ ] D. THE AMENDMENT WAS APPROVED BY A MINIMUM STATUS VOTE, AS REQUIRED BY THE CONNECTICUT
BENEFIT CORPORATION ACT. SELECT D IF A MINIMUM STATUS VOTE RESULTED IN THE ELECTION OF
BENEFIT CORPORATON STATUS.

5. EXECUTION:

DATED THIS 11TH ___________ DAY OF JUNE__________________ , 2018__________

NAME OF SIGNATORY (print or type)	CAPACITY/TITLE OF SIGNATORY	SIGNATURE

Leslie T. Soler	Corporate Secretary	/s/ Leslie T. Soler

FILING #006198523 PG 01 OF 03 VOL B-02458
                FILED 6/12/2018 09:00 AM PAGE 00374
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

PAGE 1 OF 2                                    FORM CAS-1-1.0
REV. 10/2014

FILING #006198523 PG 01 OF 03 VOL B-02458
                FILED 6/12/2018 09:00 AM PAGE 00375
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

[SEAL]                STATE OF CONNECTICUT

INSURANCE DEPARTMENT

THIS IS TO CERTIFY, THAT the Certificate of Amendment to the Certificate of Incorporation of Hartford Life Insurance Company, with respect to the change of name to Talcott Resolution Life Insurance Company, has been reviewed and approved, effective June 1, 2018.

Witness my hand and official seal, at HARTFORD, CT
this 7th day of June, 2018

/s/ Kathryn L. Wade

Insurance Commissioner

STATE OF CONNECTICUT        SS. HARTFORD
OFFICE OF THE SECRETARY OF STATE

I hereby certify that this is a true copy of record
In this Office.
In Testimony whereof, I have hereunto set my hand,
and affixed the Seal of said State, at Hartford,
this 13th day of June A.D. 2018

/s/ Denise W. Merrill
__________________________________
SECRETARY OF THE STATE

HARTFORD LIFE INSURANCE COMPANY

CERTIFICATE AMENDING
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
BY ACTIONS OF THE BOARD OF DIRECTORS AND THE SHAREHOLDERS

1.	The name of the Corporation is Hartford Life Insurance Company (the “Company”).

2.	The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) is further amended by the following resolution:

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company be further amended by replacing Section 1 with the following:

1.	The name of the Corporation is Talcott Resolution Life Insurance Company.

3.
The above resolution was adopted by each of the Company’s Board of Directors and its sole shareholder. The number of shares of the Company’s common capital stock entitled to vote thereon was 1,000. The vote favoring adoption was 1,000 shares, which was sufficient for approval of the resolution.

Dated at Windsor, Connecticut this 1st day of June, 2018.

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.

HARTFORD LIFE INSURANCE COMPANY

_/s/ Peter F. Sannizzaro________________
Peter F. Sannizzaro, President

_/s/ Leslie T. Soler____________________
Leslie T. Soler, Corporate Secretary

[LOGO]            STATE OF CONNECTICUT
INSURANCE DEPARTMENT

THIS IS TO CERTIFY, that the attached Amended Certificate of Incorporation of
Hartford Life Insurance Company has been filed with the Insurance Department.

Witness my hand and official seal, at HARTFORD,
this 17th day of July, 2000

/s/ Susan F. Cogswell
Insurance Commissioner

CERTIFICATE OF AMENDMENT
STOCK CORPORATION
Office of the Secretary of the State
30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 /Rev. 12/1999

SPACE FOR OFFICE USE ONLY

1. NAME OF CORPORATION:

Hartford Life Insurance Company

2. THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

/X/ A. AMENDED.

/ / B. AMENDED AND RESTATED.

/ / C. RESTATED.

3. TEXT OF EACH AMENDMENT / RESTATEMENT:

See Attachment A.

(Please reference an 8 1/2 X 11 attachment if additional space is needed)


SPACE FOR OFFICE USE ONLY

4. VOTE INFORMATION (check A., B. or C.):

/X/ A. The resolution was approved by shareholders as follows:

(set forth all voting information required by Conn. Gen. Stat. Section
33-800 as amended in the space provided below)

The number of outstanding shares of the Corporation's common capital stock entitled to vote thereon was 1,000. The vote favoring adoption was 1,000 shares, which was sufficient for approval of the resolution.

/ / B. The amendment was adopted by the board of directors without shareholder action. No shareholder vote was required for adoption.

/ / C. The amendment was adopted by the incorporators without shareholder action. No shareholder vote was required for adoption.

5. EXECUTION:

Dated this 5th day of May, 2000.

Lynda Godkin Corporate Secretary /s/ Lynda Godkin
-----------------------------------------------------------------------------
Print or type name of signatory Capacity of Signatory Signature

ATTACHMENT A

The Restated Certificate of Incorporation of Hartford Life Insurance Company is
amended by the following resolution adopted by the Sole Shareholder on April 28,
2000:

RESOLVED, that the Restated Certificate of Incorporation of the
Company, as amended to date, be further amended by adding the following
Sections 6, 7 and 8 and that all other sections of the Restated
Certificate of Incorporation shall remain unchanged and continue in full force and effect:

Section 6. The personal liability to the corporation or its
stockholders of a person who is or was a director of the
corporation for monetary damages for breach of duty as a
director shall be limited to the amount of the compensation
received by the director for serving the corporation during
the year of the violation if such breach did not (a) involve a knowing and culpable violation of law by the director, (b)
enable the director or an associate, as defined in subdivision
(3) of Section 33-840 of the Connecticut Business Corporation
Act as in effect on the effective date hereof and as it may be amended from time to time, to receive an improper personal
economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the director to the corporation
under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation, (d) constitute a sustained and
unexcused pattern of inattention that amounted to an
abdication of the director's duty to the corporation, or (e)
create liability under Section 33-757 of the Connecticut
Business Corporation Act as in effect on the effective date
hereof and as it may be amended from time to time. The
personal liability of a person who is or was a director to the corporation or its stockholders for breach of duty as a
director shall further be limited to the full extent allowed from time to time by Connecticut law. This Section 6 shall not limit or preclude the liability of a person who is or was a
director for any act or omission occurring prior to the
effective date hereof. Any lawful repeal or modification of
this Section 6 or the adoption of any provision inconsistent herewith by the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any limitation of liability,
right or protection of such person existing at or prior to the effective date of such repeal, modification or adoption of a provision inconsistent herewith.

Section 7. The corporation shall indemnify its directors for liability, as defined in Section 33-770(5) of the Connecticut
Business Corporation Act as in effect on the effective date
hereof and as it may be amended from time to time, to any
person for any action taken, or any failure to take any
action, as a director, except liability that (a) involved a
knowing and culpable violation of law by the director, (b)
enabled the director or an associate (as defined in Section
33-840 of the Connecticut Business Corporation Act as in
effect on the effective date hereof and as it may be amended from time to time) to receive an improper personal gain, (c)
showed a lack of good faith and conscious disregard for the
duty of the director to the corporation under circumstances in which the director was aware that his conduct or omission
created an unjustifiable risk of serious injury to the
corporation, (d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the
director's duty to the corporation, or (e) created liability under Section 33-757 of the Connecticut Business Corporation
Act as in effect on the effective date hereof and as it may be amended from time to time. Notwithstanding the preceding
sentence, the corporation shall not be required to indemnify an indemnitee in connection with a proceeding (or part
thereof) commenced by the indemnitee against the corporation.
This Section 7 shall not affect the indemnification or advance of expenses to a director for any liability stemming from acts or omissions occurring prior to the effective date hereof. Any lawful repeal or modification of this Section 7 or the
adoption of any provision inconsistent herewith by


the Board of Directors and the stockholders of the corporation shall not, with respect to a person who is or was a director, adversely affect any right to indemnification of such person existing at or prior to the effective date of such repeal,
modification or adoption of a provision inconsistent herewith.

Section 8. The corporation shall not be obligated by Section
33-771(e) or Section 33-776(d) of the Connecticut Business
Corporation Act to indemnify, or advance or reimburse expenses in advance of a final determination, to any current or former director, officer, employee or agent of the corporation who is not a director. However, the corporation may, at the
discretion of the board of directors, indemnify, or advance or reimburse expenses to, any current or former director,
officer, employee or agent of the corporation who is not a
director to the fullest extent permitted by law.


2CC
[LOGO]
CONNECTICUT
STATE OF CONNECTICUT
INSURANCE DEPARTMENT

FILING #0001681565 PG 01 OF 05 VOL B-00105
FILED 12/31/1996 10:21 AM PAGE 00677
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

This is to Certify, that the Certificate amending the Restated Certificate of
Incorporation of HARTFORD LIFE INSURANCE COMPANY, with respect to the revised
Section 4 and Section 5 as attached, has been reviewed and approved.

Witness my hand and official seal, at Hartford,
This thirtieth day of December 1996

/s/ George M. Reider, Jr.
--------------------------------------------------
George M. Reider, Jr.
Insurance Commissioner

Phone:
P.O. Box 816 Hartford, CT 06142-0816
AN EQUAL OPPORTUNITY EMPLOYER


FILING #0001681565 PG 02 OF 05 VOL B-00105
FILED 12/31/1996 10:21 AM PAGE 00678
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

CERTIFICATE AMENDING OR RESTATING
CERTIFICATE OF INCORPC
61-38 Rev. 9/90
Stock Corporation

STATE OF CONNECTICUT
SECRETARY OF THE STATE
30 TRINITY STREET
HARTFORD, CT 06106

--------------------------------------------------------------------------------
1. Name of Corporation (Please enter name within lines)
Hartford Life Insurance Company
--------------------------------------------------------------------------------
2. The Certificate of Incorporation is: (Check one)

/X/ A. Amended only, pursuant to Conn. Gen. Stat. Section 33-360.
/ / B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and
the par value, P.A. 90-107.)
/ / C. Restated only, pursuant to Conn. Gen. Stat. Section
33-362(a).
/ / D. Amended and restated, pursuant to Conn. Gen. Stat. Section
33-362(c).
/ / E. Restated and superseded pursuant to Conn. Gen. Stat. Section
33-362(d).

Set forth here the resolution of amendment and/or restatement. Use an 8 1/2
x 11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.

See Attachment A

(If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or
2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3. (Check one)

/ / A. This certificate purports merely to restate but not to change the provisions of the original Certificate of
Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original
Certificate of Incorporation as supplemented and amended to
date, and the provisions of this Restated Certificate of
Incorporation. (If 3A is checked, go to 5 & 6 to complete
this certificate.).
/ / B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those
provisions now in effect not being amended by such new
amendment(s). (If 3B is checked, check 4, if true, and go to
5 & 6 to complete this Certificate.)

4. (Check, if true)

/ / This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

Form 48


FILING #0001681565 PG 03 OF 05 VOL B-00105
FILED 12/31/1996 10:21 AM PAGE 00679
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

5. The manner of adopting the resolution was as follows:

/X/ A. By the board of directors and shareholders

Voting Shareholders: (Check (i) or (ii), an

(i) / / No shares are required to be voted as a class; the
shareholder's vote was as follows:

Vote Required for Adoption 660 Vote Favoring Adoption 1,000

(ii) / / There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of
adoption were as follows:
(Use an 8 1/2 x 11 attached sheet if more space is needed.
Conn. Gen. Stat. Section 1-9.)
(iii) / / Check here if the corporation has 100 or more recordholders, as defined in Conn. Gen. Stat. Section 33-311a(a).

/ / B. By the board of directors acting alone, pursuant to Conn. Gen.

Stat. Section 33-360(b)(2) or 33-362(a).
The number of affirmative votes required to adopt such resolution is:
The number of directors' votes in favor of the resolution was:

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:


(Print or Type) Signature (Print or Type) Signature
Name of Pres. / V. Pres. Name of Sec/Assn't Sec.
John P. Ginnetti /s/ John P. Ginnetti Lynda Godkin /s/ Lynda Godkin


/ / C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

Signed Incorporator Signed Incorporator Signed Incorporator
Signed Subscriber Signed Subscriber Signed Subscriber


(Use an 8 1/2 x 11 attached sheet if more space is needed. Conn. Gen. Stat.
Section 1-9)

6. Dated at Simsbury, CT this day of December, 1996

Rec. CC. GS: (Type or Print)
Nancy V. Galvin, Legal Assistant
The Hartford - Life Law
200 Hopmeadow Street
Simsbury, CT 06089
Please provide filer's name and complete address
for mailing receipt


FILING #0001681565 PG 04 OF 05 VOL B-00105
FILED 12/31/1996 10:21 AM PAGE 00680
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

HARTFORD LIFE INSURANCE COMPANY

CERTIFICATE AMENDING
RESTATED CERTIFICATE OF INCORPORATION
BY ACTIONS OF THE BOARD OF DIRECTORS AND THE SOLE SHAREHOLDER

1. The name of the Corporation is HARTFORD LIFE INSURANCE COMPANY.

2. The Restated Certificate of Incorporation of the Corporation is amended by the following resolution of each of the Board of Directors and the
Sole Shareholder:

RESOLVED, that the Restated Certificate of Incorporation of the
Company, as supplemented and amended to date, is hereby further amended by and adding the following Sections 4 and 5. All other sections of the Restated Certificate of Incorporation shall remain unchanged and continue in full force and effect.

"Section 4. The Board of Directors may, at any time, appoint from among its own members such committees as it
may deem necessary for the proper conduct of the
business of the Company. The Board of Directors
shall be unrestricted as to the powers it may
confer upon such committees."

"Section 5. So much of the charter of said corporation, as
amended, as is inconsistent herewith is repealed,
provided that such repeal shall not invalidate or
otherwise affect any action taken pursuant to the
charter of the corporation, in accordance with its
terms, prior to the effective date of such repeal."

3. The above resolutions were consented to by the Board of Directors and the
Sole Shareholder of the Corporation. The number of shares of the
Corporation's common capital stock entitled to vote thereon was 1,000 and the vote required for adoption was 660 shares. The vote favoring adoption was 1,000 shares, which was the greatest vote required to pass the resolution.


FILING #0001681565 PG 05 OF 05 VOL B-00105
FILED 12/31/1996 10:21 AM PAGE 00681
SECRETARY OF THE STATE
CONNECTICUT SECRETARY OF THE STATE

Dated at Simsbury, Connecticut this 30th day of December, 1996.

We hereby declare, under penalty of false statement, that the statements made in the foregoing Certificate are true.

HARTFORD LIFE INSURANCE COMPANY


/s/ John P. Ginnetti
----------------------------------------
John P. Ginnetti,
Executive Vice President



/s/ Lynda Godkin

----------------------------------------
Lynda Godkin,
Associate General Counsel & Secretary



STATE OF CONNECTICUT        SS. HARTFORD
OFFICE OF THE SECRETARY OF STATE

I hereby certify that this is a true copy of record
In this Office
In Testimony whereof, I have hereunto set my hand,
and affixed the Seal of said State, at Hartford,
this 14th day of January A.D. 1999

/s/ Susan Bysiewiscz
__________________________________
SECRETARY OF THE STATE reg


[LOGO]
STATE OF CONNECTICUT

STATE OF CONNECTICUT
INSURANCE DEPARTMENT
STATE OFFICE BUILDING - HARTFORD, CONNECTICUT 06115

THIS IS TO CERTIFY, that HARTFORD LIFE INSURANCE COMPANY is authorized to amend its Restated Certificate of Incorporation by increasing the par value of its shares of common capital stock to $5,690.00 each for a total authorized capital of $5,690,000.00.

Witness my hand and official seal, at Hartford,
this 3rd day of August 1984

[illegible]
    FILED      Insurance Commissioner
STATE OF CONNECTICUT
AUG 3 - 1984
[illegible]
SECRETARY OF THE STATE    F.F. $4.00
[illegible]

[illegible]

STATE OF CONNECTICUT        SS. HARTFORD
OFFICE OF THE SECRETARY OF STATE
I hereby certify that this is a true copy of record
In this Office
In Testimony whereof, I have hereunto set my hand,
and affixed the Seal of said State, at Hartford,
this 8th day of June A.D. 1993

/s/ Pauline R. [illegible]
__________________________________
SECRETARY OF THE STATE NM

CERTIFICATE [ILLEGIBLE]

AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
61-38
BY ACTION OF


/ / INCORPORATORS / / BOARD OF /X/ BOARD OF DIRECTORS AND / / BOARD OF DIRECTORS AND
DIRECTORS SHAREHOLDERS (Stock MEMBERS (Nonstock
Corporation) Corporation)


STATE OF CONNECTICUT
SECRETARY OF THE STATE

1. NAME OF CORPORATION DATE
- Hartford Life Insurance Company August 2, 1984

2. The Certificate of Incorporation is

/X/ A. AMENDED ONLY / / B. AMENDED AND RESTATED / / C. RESTATED ONLY

by the following resolution

RESOLVED, That Section 3 of the Corporation's Restated Certificate of
Incorporation be amended to read as follows:

"Section 3. The capital with which the Corporation shall commence business shall be an amount not less than one thousand dollars
($1,000). The authorized capital shall be five million six hundred and ninety thousand dollars ($5,690,000) divided into one thousand (1,000)
shares of common capital stock with a par value of five thousand six hundred and ninety dollars ($5,690) each."

3. (Omit if 2A is checked.)

(a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as
supplemented and amended to date, except as follows: (Indicate amendments mode, if any; if none, so indicate)

(b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate
Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS

/ / 4. The above resolution was adopted by vote of at least two- thirds of the incorporators before the organization meeting of the
corporation, and approved in writing by all subscribers (if any)
for shares of the corporation. (or if nonstock corporation, by all applicants for membership entitled to vote, if any.)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

SIGNED SIGNED SIGNED

APPROVED

(All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)

SIGNED SIGNED SIGNED

(Over)


[ILLEGIBLE]

BY ACTION OF BOARD OF DIRECTORS


/ / 4. (Omit if 2C is checked.) The above resolution was / / the board of directors being so authorized pursuant to adopted by the board of directors acting alone. Section 33-341, Conn. G.S. as amended
/ / there being no shareholders or subscribers.
/ / the corporation being a nonstock corporation and having
no members and no applicants for membership entitled to
vote on such resolution.
5. The number of affirmative votes required to adopt such 6. The number of directors' votes in favor of the resolution resolution is: was:


We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT NAME OF SECRETARY OR ASSISTANT
(Print or Type) SECRETARY (Print or Type)
SIGNED (President or Vice President) SIGNED (Secretary or Assistant
Secretary)

BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

/X/ 4. The above resolution was adopted by the board of directors and by shareholders.

5. Vote of shareholders:

(a) (Use if no shares are required to be voted as a class).

NUMBER OF SHARES TOTAL VOTE REQUIRED FOR VOTE FAVORING
ENTITLED TO VOTE VOTING POWER ADOPTION ADOPTION
400 400 267 400

(b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.


NAME OF PRESIDENT OR VICE PRESIDENT NAME OF SECRETARY OR ASSISTANT SECRETARY
(Print or Type) (Print or Type)
Edward N. Bennett (Sr. Vice President) Robert C. Fischer (Secretary)
SIGNED (President or Vice President) SIGNED (Secretary or Assistant Secretary)
/s/ Edward N. Bennett /s/ Robert C. Fischer


BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

/ / 4. The above resolution was adopted by the board of directors and by members.

5. Vote of members:

(a) (Use if no members are required to vote as a class)

NUMBER OF MEMBERS TOTAL VOTE REQUIRED FOR VOTE FAVORING
VOTING VOTING POWER ADOPTION ADOPTION

(b) (If the members of any class are entitled to vote as a class indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)


We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.


NAME OF PRESIDENT OR VICE PRESIDENT NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or
(Print or Type) Type)
SIGNED (President or Vice President) SIGNED (Secretary or Assistant Secretary)


For office use only

FILED
STATE OF CONNECTICUT FILING FEE CERTIFICATION FEE TOTAL FEES
$30 $27 $57

AUG - 3 1984 SIGNED (For Secretary of the State)
[ILLEGIBLE] CERTIFIED COPY SENT ON (Date) INITIALS
CC's done & taken
Record only sent 9-24-84

CARD LIST PROOF
Edward N. Bennett
Hartford Place
Hartford CT 06156

FORM 61-38



STATE OF CONNECTICUT        SS. HARTFORD
OFFICE OF THE SECRETARY OF STATE

I hereby certify that this is a true copy of record
In this Office
In Testimony whereof, I have hereunto set my hand,
and affixed the Seal of said State, at Hartford,
this 14th day of January A.D. 1999

/s/ Susan Bysiewiscz
__________________________________
SECRETARY OF THE STATE reg

Exhibit 6(a)

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION BY ACTION OF

/ / INCORPORATORS

/ / BOARD OF DIRECTORS /X/ BOARD OF DIRECTORS / / BOARD OF DIRECTORS
AND SHAREHOLDERS AND MEMBERS
(Stock Corporation) (Nonstock Corporation)

For office use only
-----------------------------------
STATE OF CONNECTICUT ACCOUNT NO.
SECRETARY OF THE STATE
-----------------------------------
INITIALS
-----------------------------------

-------------------------------------------------------------------------------
1. NAME OF CORPORATION DATE
Hartford Life Insurance Company February 10, 1982
-------------------------------------------------------------------------------

2. The Certificate of incorporation is / / B. AMENDED
/ / A. AMENDED ONLY
/X/ AND RESTATED
/ / C. RESTATED ONLY by the
following resolution

See attached Restated Certificate of Incorporation.
--------------------------------------------------------------
3. (Omit if 2.A is checked.)

(a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as
supplemented and amended to date, except as follows:
(Indicate amendments made, if any, if none, so indicate)

1. Section 1 is amended to read as Restated.
2. Section 4 is deleted.
3. Section 5 is deleted.

(b) Other than as indicated in Par. 3(a), there is no

discrepancy between the provisions of the original
Certificate of Incorporation as supplemented to date, and
the provisions of this Certificate Restating the Certificate of Incorporation.

BY ACTION OF INCORPORATORS

/ / 4. The above resolution was adopted by vote of at least two-
thirds of the incorporators before the organization meeting
of the corporation, and approved in writing by all
subscribers (if any) for shares of the corporation, (or if
nonstock corporation, by all applicants for membership
entitled to vote, if any.)

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

--------------------------------------------------------------------------
SIGNED SIGNED SIGNED
--------------------------------------------------------------------------
APPROVED


(All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)

SIGNED SIGNED SIGNED

(Continued)

4. (Omit if 2C is checked.) The above resolution was
adopted by the board of directors acting alone,
/ / there being no shareholders or subscribers.
/ / the board of directors being so authorized
pursuant to Section 33-341, Conn. G.S. as amended
/ / the corporation being a nonstock corporation and
having no members and no applicants for membership
entitled to vote on such resolution.

--------------------------------------------------------------------------------
5. The number of affirmative votes 6. The number of directors' votes required to adopt such resolution in favor of the resolution was:
is:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

SIGNED (President or Vice SIGNED (Secretary or Assistant Secretary)
President)

/X/ 4. The above resolution was adopted by the board of
directors and by shareholders.

5. Vote of shareholders:

(a) (Use if no shares are required to be voted as a class.)
-----------------------------------------------------------------

NUMBER OF SHARES ENTITLED TO VOTE 400

TOTAL VOTING POWER 400

VOTE REQUIRED FOR ADOPTION 267

VOTE FAVORING ADOPTION 400
-------------------------------------------------------------------------------

(b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of
each such class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
--------------------------------------------------------------------------------

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

Robert B. Goode, Jr.,
Executive Vice Pres. & Chief
Oper. Officer

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

William A. McMahon,
Gen.Counsel & Secretary

SIGNED (President or Vice President) SIGNED (Secretary or Assistant
Secretary)
/s/ Robert B. Goode, Jr. /s/ William A. McMahon

/ / 4. The above resolution was adopted by the board of directors and by members.

5. Vote of members:


(a) (Use if no members are required to vote as a class.)
NUMBER OF MEMBERS VOTING
TOTAL VOTING POWER
VOTE REQUIRED FOR ADOPTION
VOTE FAVORING ADOPTION

(b) (If the members of any class are entitled to vote as a class indicate the designation and number of members of each such
class, the voting power thereof, and the vote of each such
class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
--------------------------------------------------------------------------------

NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)

NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

--------------------------------------------------------------------------
SIGNED (President or Vice President) SIGNED (Secretary or Assistant
Secretary)

FILING FEE CERTIFICATION FEE TOTAL FEES
$30- $9.50 $39.50

FILED SIGNED (For Secretary of the State)
STATE OF CONNECTICUT Rec. & ICC To Ann Zacchio

APR - 2 1982 CERTIFIED COPY SENT ON (Date) INITIALS
Law Dept. Hartford Ins. Group

SECRETARY OF THE STATE TO
HTFD. Plaza HTFD. CT 06115
A.M.

By Time 2:30P.M. CARD LIST PROOF

Form 61-58
STATE OF CONNECTICUT )
OFFICE OF SECRETARY OF THE STATE ) SS HARTFORD


I hereby certify that the foregoing is a true copy of record in this office

IN TESTIMONY WHEREOF I have hereunto set my
hand and affixed the Seal of said State, at
Hartford this 2nd day of April AD 1982

/s/ [ILLEGIBLE]
SECRETARY OF THE STATE


RESTATED CERTIFICATE OF INCORPORATION

HARTFORD LIFE INSURANCE COMPANY

This Restated Certificate of Incorporation gives effect to the amendment of the
Certificate of Incorporation of the corporation and otherwise purports merely to restate all those provisions already in effect. This Restated Certificate of
Incorporation has been adopted by the Board of Directors and by the sole shareholder.

Section 1. The name of the corporation is Hartford Life Insurance
Company and it shall have all the powers granted by the general statutes, as now enacted or hereinafter amended to corporations formed under the Stock Corporation Act.

Section 2. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by Connecticut and empowered to do an insurance business may now or hereafter may lawfully do; to accept and to issue cede reinsurance; to issue policies and contracts for any kind or combination of kinds of insurance; to policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation;
and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

Section 3. The capital with which the corporation shall commence business shall be an amount not less than one thousand dollars. The authorized capital shall be two million five hundred thousand dollars divided into one thousand shares of common capital stock with a par value of twenty-five hundred dollars each.

We hereby declare, under the penalties of false statement that the statements made in the foregoing Certificate are true.

Dated: February 10, 1982 HARTFORD LIFE INSURANCE COMPANY
By /s/ ROBERT B. GOODE, JR.
----------------------------------------

Attest:
/s/ WM. A. MCMAHON
------------------------------

7342D

CERTIFICATE OF MERGER

OF

HARTFORD LIFE INSURANCE COMPANY

AND

THE HARTFORD LIFE INSURANCE COMPANY OF CONNECTICUT

Pursuant to the laws of the Commonwealth of Massachusetts and the State of
Connecticut, The Hartford Life insurance Company of Connecticut, domiciled in
Connecticut, and Hartford Life Insurance Company, domiciled in Massachusetts, entered into a merger agreement on June 20, 1978, a copy of which agreement is attached hereto and made a part hereof. Pursuant to that agreement, the surviving corporation shall be The Hartford Life Insurance Company of
Connecticut. Also pursuant to that agreement, the name of the surviving corporation shall be changed to Hartford Life Insurance Company.

Following approval of that agreement by the boards of directors of both merging companies, the agreement was submitted to the shareholders of both companies.
Hartford Fire Insurance Company, the sole shareholder of Hartford Life Insurance

Company (HL-MASS.) cast all its votes for the agreement. Hartford Life Insurance
Company, the sole shareholder of The Hartford Life Insurance Company of
Connecticut (HL-CT.), also cast all its votes for the agreement. These votes may be further described as follows:


TOTAL VOTING
NO. OF SHARES POWER OF
ENTITLED TO SHARES ENTITLED VOTE REQUIRED VOTE FAVORING
VOTE TO VOTE FOR ADOPTION ADOPTION
---------------------------------------------------------------------------------------
Shareholder of
HL-MASS. 100 common 100 67 100
Shareholder of
HL-CT. 440 common 440 294 440


We hereby declare, under penalties of false statement, that the above statements in the foregoing certificate, insofar as they pertain to Hartford Life Insurance
Company, are true.

HARTFORD LIFE INSURANCE COMPANY

by /s/ Robert B. Goode, Jr.
---------------------------------
Exec. Vice President

Date: November 30, 1978
/s/ Michael S. Wilder
---------------------------------
Secretary

We hereby declare, under penalties of false statement, that the above statements in the foregoing certificate, insofar as they pertain to The Hartford Life
Insurance Company of Connecticut, are true.

THE HARTFORD LIFE INSURANCE COMPANY
OF CONNECTICUT

FILED By /s/ William A. McMahon
---------------------------------
Date: November 30, 1978 Vice President
STATE OF CONNECTICUT
[ILLEGIBLE] SECRETARTY OF STATE /s/ [ILLEGIBLE]
---------------------------------
By D.S Time 4.00 P.M. Assistant Secretary

AGREEMENT OF MERGER

HARTFORD LIFE INSURANCE COMPANY
(A Massachusetts Corporation)

and

THE HARTFORD LIFE INSURANCE COMPANY OF CONNECTICUT

(A Connecticut Corporation)

THIS AGREEMENT OF MERGER (hereinafter referred to as the "Agreement") made and entered into this 20th day of June, 1978, by and between HARTFORD LIFE INSURANCE
COMPANY (hereinafter "HL-MASS."), a stock insurance company incorporated and existing under the laws of the Commonwealth of Massachusetts and having its place of business in Hartford, Connecticut, and THE HARTFORD LIFE INSURANCE
COMPANY OF CONNECTICUT (hereinafter "HL-CT." or the "Surviving Corporation"), a stock insurance company incorporated and existing under the laws of the State of
Connecticut and having its principal place of business in Hartford, Connecticut, which companies will sometimes be referred to hereinafter as "The Constituent
Corporations",

WITNESSETH:

WHEREAS, the Boards of Directors of the Constituent Corporations deem it in the best interests of their respective corporations and shareholders that the domicile of HL-MASS. be transferred from the Commonwealth of Massachusetts to the State of Connecticut through a merger of HL-MASS. into HL-CT., pursuant to the applicable laws of Massachusetts and Connecticut, with HL-CT. being the
Surviving Corporation; and

WHEREAS, HL-MASS. owns all of the issued and outstanding shares of HL-CT., which consist of four hundred and forty (440) shares of common stock with a par value of twenty-five hundred dollars ($2,500) per share; and

WHEREAS, the intent of this Agreement is to accomplish the aforementioned purposes:

NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements, covenants, conditions and grants herein contained, HL-CT. and
HL-MASS., by their respective Boards of Directors and in accordance with the applicable provisions of the laws of the State of Connecticut and the
Commonwealth of Massachusetts, have agreed and do hereby agree, each with the other, as follows:

FIRST: MERGER. On the effective date of the merger (as defined in Article SECOND of this Agreement). HL-MASS. shall be merged, pursuant to the Massachusetts
General Laws Annotated and the Connecticut General Statutes, into and with
HL-CT., and HL-CT. on such date shall merge HL-MASS. with and into itself.
HL-CT. shall be the corporation which survives such merger, and as Surviving
Corporation, shall continue and be deemed to continue for all purposes whatsoever after the merger.

SECOND: EFFECTIVE DATE. Upon the performance of the conditions and the happening of the contingencies set forth in Article SEVENTH below, the effective date of the merger (the "Effective Date") shall be, and is hereby defined to mean, 12:01
a.m. on such date as a duly authorized officer of each Constituent Corporation shall designate.

THIRD: JURISDICTION AND NAME. The Surviving Corporation shall be governed by the laws of the State of Connecticut and its name shall be Hartford Life Insurance
Company.

FOURTH: CONVERSION OF SECURITIES ON MERGER. The manner of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

1. Each share of common stock of HL-CT. issued and outstanding immediately prior to the merger, and all rights in respect thereof, shall be deemed, immediately upon the Effective Date and without further action, to be one share of the common stock of the Surviving Corporation and shall be owned by the holder of the shares of HL-MASS.

2. Each share of common stock of HL-MASS. issued and outstanding immediately prior to the merger and all rights in respect thereof shall be, immediately upon the Effective Date and without further action, cancelled as of that date.

FIFTH: CHARTER AND BY-LAWS. From and after the Effective Date, the Charter and
By-Laws of the Surviving Corporation shall be those of HL-CT. as constituted immediately prior to such merger, except that the name of the Surviving
Corporation shall be Hartford Life Insurance Company.

SIXTH: DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The initial Board of
Directors of the Surviving Corporation upon the Effective Date, and thereafter until a regular or special meeting of stockholders called for the purpose of electing Directors, shall consist of the following persons:

Edward N. Bennett
Raymond H. Deck
Robert B. Goode, Jr.
Raoul J. Grandpre'
William M. Griffin
Herbert P. Schoen
Donald R. Sondergeld
DeRoy C. Thomas
William H. Thompson

All Committees of Directors of the Surviving Corporation shall be those of
HL-MASS. immediately prior to the merger. In addition, the officers of the
Surviving Corporation shall be the officers of HL-MASS. immediately prior to the merger.

SEVENTH: Officers' and Directors' Responsibilities.

This Agreement is expressly conditioned and contingent upon its adoption and approval by (a) the stockholders of HL-MASS. and of HL-CT. and (b) the
Insurance Commissioners of the Commonwealth of Massachusetts and the State
of Connecticut. The officers and directors of the Constituent Corporations agree to do and perform each and every act and to execute and acknowledge all documents of every character required to obtain the adoption and approval of said stockholders and Commissioners; and agree to do and perform each and every act and to execute and acknowledge all documents of every character required to make the merger effective under the
Massachusetts General Statutes Annotated and the Connecticut General
Statutes.

2

EIGHTH: PURPOSES, POWERS AND ASSETS.

1. Except as herein otherwise specifically set forth, as of the Effective
Date, the identity, existence, purposes, powers, assets, franchises, property rights and immunities of HL-MASS., including real and personal, tangible and intangible assets, of whatsoever character and wherever located, shall become the assets of HL-CT., and shall be merged into HL-CT., and pursuant to any and all appicable laws, HL-CT. shall be fully vested therewith. Likewise, as of the Effective Date, HL-CT., as the Surviving Corporation, shall assume and shall be liable and responsible for any and all of the legal liabilities and legal obligations of HL-MASS. then outstanding, including, without limitation, all liabilities for taxes, all liabilities under insurance contracts therefore issued or then on binder and all other legal liabilities and obligations of
HL-MASS. The existence of HL-MASS., except insofar as it may be continued by statute, shall cease on the Effective Date and thereupon, HL-CT. and HL-MASS.
shall become a single corporation. The Surviving Corporation shall continue as a stock insurance company, shall have the objects and purposes stated in the
Charter of HL-CT., and in general terms shall have the power and authority to transact any business which HL-MASS. was empowerd and authorized to transact prior to the merger.

2. HL-MASS. shall execute and deliver or cause to be executed and delivered all such deeds or other instruments, and shall take or cause to be taken such further or other action, as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all of the aforesaid rights, privileges, powers and franchises and property, and otherwise to carry out the intent and purpose of this Agreement.

NINTH: VOIDABILITY AND ABANDONMENT. Anything herein contained to the contrary notwithstanding, this Agreement of Merger may be terminated and abandoned by mutual consent of the Boards of Directors of the Constituent Corporations at any
time prior to its Effective Date.

TENTH: CONNECTICUT REGISTERED AGENT. The name and address of the registered agent in the State of Connecticut of HL-CT. is Michael S. Wilder, The Hartford,
Hartford Plaza, Connecticut 06115. The principal office of the Surviving
Corporation shall be in the City of Hartford, County of Hartford, State of
Connecticut.

ELEVENTH: RIGHT TO AMEND CHARTER. The Surviving Corporation reserves the right to amend, alter, change or repeal its Charter in the manner now or hereafter prescribed by Connecticut law, and all rights and powers conferred therein on stockholders, directors and officers are subject to this reserved power.

TWELFTH: EXPENSES OF MERGER. The Surviving Corporation shall pay all expenses of effecting the provisions of this Agreement of Merger, provided, however, that in the event the merger shall not be effectuated for any reason, each of the
Constituent Corporations shall assume and bear all expenses incurred by or attributable to it. No director or officer of either of the Constituent
Corporations of any parent corporation or subsidiary insurer, shall receive any fee, commission, other compensation or valuable consideration whatever other than regular salary, directly or indirectly, for in any manner aiding promoting or assisting in the merger.

THIRTEENTH: SERVICE UPON SURVIVING CORPORATION. The Surviving Corporation agrees that it may be served with process in the Commonwealth of Massachusetts in any proceeding for enforcement of any obligation of HL-MASS. as well as for any obligation of the Surviving Corporation arising from the merger, and hereby irrevocably appoints the Commissioner of Insurance of the Commonwealth of
Massachusetts as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by said Commissioner is: Michael S. Wilder, Hartford Life Insurance Company,

Hartford Plaza, Hartford, Connecticut 06115.

3


FOURTEENTH: DESCRIPTIVE HEADINGS. The descriptive headings of the several articles and paragraphs of the Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

FIFTEENTH: COUNTERPARTS. For the convenience of the parties and to facilitate the filing or recording of this Agreement, any number of counterparts hereof may be executed and each such executed counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement of
Merger to be signed in their respective corporate names by their respective
Presidents or Vice Presidents and their corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

HARTFORD LIFE INSURANCE COMPANY
ATTEST:
By /s/ Robert B. Goode, Jr.
-------------------------------
Executive Vice President

/s/ [ILLEGIBLE]
-----------------------------------

THE
HARTFORD LIFE INSURANCE COMPANY
ATTEST: OF CONNECTICUT

By /s/ Raoul J. Grandpre
-------------------------------
President

/s/ Frederick C. Burgess
-----------------------------------

I, William A. McMahon, Secretary of Hartford Life Insurance Company, do hereby certify that the above is a true copy of an agreement entered into by Hartford
Life Insurance Company and The Hartford Life Insurance Company of Connecticut on
June 20, 1978. I further certify that said agreement remains in full force and effect.

[SEAL]
Date: November 30, 1978 /s/ William A. McMahon
-------------------------------
Secretary

4

Senate Bill No. 601

SPECIAL ACT NO. 77-10

AN ACT CONCERNING INCORPORATION OF THE HARTFORD LIFE INSURANCE COMPANY OF
CONNECTICUT.

Be it enacted by the Senate and House of Representatives in General Assembly
convened:

Section 1. The Hartford Life Insurance Company of Connecticut is created a body politic and corporate and under that name shall have all the powers granted by the general statutes, as now enacted or hereafter amended, to corporations formed under the Stock Corporation Act. Hartford Fire Insurance Company shall be the sole incorporator.

Sec. 2. The corporation shall have the purposes and powers to write any and all forms of insurance which any other corporation now or hereafter chartered by
Connecticut and empowered to do an insurance business may now or hereafter lawfully do: to accept and to redo coninsurance; to issue policies and contracts for any kind or combinations of kinds of insurance; to issue policies or contracts either with or without participation in profits; to acquire and hold any or all of the shares or other securities of any insurance corporation or any other kind of corporation; and to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act. The corporation is authorized to exercise the powers herein granted in any state, territory or jurisdiction of the United States or in any foreign country.

Sec. 3. The capital with which the corporation shall commence business shall be an amount not less than one thousand dollars. The authorized capital shall be two million five hundred thousand dollars divided into one thousand shares of common capital stock with a par value of twenty-five hundred dollars each.

Sec. 4. The incorporator named in Section 1 of this act shall form the corporation in the manner provided for specially chartered corporations in the
Stock Corporation Act.

Sec. 5. The corporation shall obtain a license from the insurance commissioner prior to the commencement of business and shall be subject to all general statutes applicable to insurance companies.

We, the undersigned officers of Hartford Fire Insurance Company, certify that the above is a true copy of an act passed by the Senate and House of
Representatives on April 26, 1977.

/s/ [ILLEGIBLE]
-------------------------------------------------
Vice-President

/s/ Michael S. Wilder
-------------------------------------------------
Secretary

The Hartford Life Ins. Co
Hartford Plaza
Htfd., CT 06115

Attention:
Frederick Burgess
L-HSS-Tower-21

[SEAL] FILED

STATE OF CONNECTICUT
FEB 16, 1978
[ILLEGIBLE] SECRETARY OF STATE
By D.S Time 1:45 P.M.

</TEXT>
</DOCUMENT>